SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

June 29, 2007

Date of Report

(Date of Earliest Event Reported)

WIZZARD SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Colorado                           000-33381                                87-0609860

(State or other        (Commission File No.)      (IRS Employer I.D. No.)

    Jurisdiction)

5001 Baum Boulevard, Suite 770

Pittsburgh, Pennsylvania 15213

(Address of Principal Executive Offices)

(412) 621-0902

Registrant's Telephone Number

N/A

(Former Name or Former Address if changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act

         (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act

         (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

       Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

       Exchange Act (17 CFR 240.13e-4(c))


Item 1.01.  Entry into a Material Definitive Agreement.

On June 29, 2007, Wizzard Software Corporation, a Colorado corporation

(the "Company"), entered into a Securities Purchase Agreement (the “Purchase Agreement”) by which four institutional investors (collectively, the "Subscribers") agreed to purchase for an aggregate purchase price of $7.5 million:

* a total of 7,500 shares of the Company’s Series A 7% Convertible Preferred Stock (the “Preferred Stock”), which will be convertible into shares of the Company’s common stock at a conversion price of $2.05 per share.  Each share of Preferred Stock shall have a par value of $0.001 and a Stated Value of $1,000.  Holders of the Preferred Stock will be entitled to receive cumulative dividends of 7% per annum for the first two years after issuance of the Preferred Stock and 18% per annum thereafter, payable on January 1 and July 1, beginning on January 1, 2008, either in cash or, at the Company’s option, in shares of the Company’s common stock.  The Company will have the right to force conversion of all or part of the outstanding Preferred Stock, plus all accrued but unpaid dividends and liquidated damages due with respect to the Preferred Stock, if, after the two-year anniversary of the effectiveness of the Registration Statement referred to below, the price of the Company’s common stock exceeds $6.15 for 10 consecutive trading days and the volume for each such trading day exceeds 100,000 shares of common stock.  Beginning two years after the issuance date of the Preferred Stock, the Company may also elect to redeem all (but not less than all) of the then outstanding Preferred Stock at a total price of:  (i) 125% of the aggregate Stated Value then outstanding; (ii) accrued but unpaid dividends; and (iii) all liquidated damages and other amounts due with respect to the Preferred Stock.  On the occurrence of certain Triggering Events as defined in Section 9(a) of the Articles of Amendment/Certificate of Designation with respect to the Preferred Stock, each holder will have the right to require the Company to redeem all of the holder’s Preferred Stock or to increase the dividend rate on that holder’s Preferred Stock to 18% per annum thereafter; and

* Common Stock Purchase Warrants (the “Warrants”) to purchase a total of up to 1,829,268 shares of the Company’s common stock at a price of $2.85 per share, exercisable for a period of five years.  The Warrants may also be exercised on a “cashless” basis if at any time after one year from the closing of the Purchase Agreement, there is no effective registration statement, or no current prospectus available for, the resale of the shares underlying the Warrants (the “Warrant Shares”).  The Company may also call for cancellation of all or any portion of outstanding Warrants for consideration of $0.10 per share if, after the 90th calendar day following the effective date of the

Registration Statement:  (i) the price of the Company’s common stock exceeds $7.13 for 10 consecutive trading days; (ii) the average daily volume of the Company’s common stock exceeds 200,000 shares for such period; and (iii) the holder is not in possession of any material non-public information that was provided by the Company.

The closing of this transaction is subject to certain conditions, including the filing with the Colorado Secretary of State of Articles of Amendment designating the rights and preferences of the Preferred Stock.  The Company has submitted these Articles of Amendment to its Colorado filing agent for this purpose but has not received a file-stamped copy as of the filing of this Current Report.  Other than their relationship as a result of the Subscription Agreement, there is no material relationship between the Company and any of the Subscribers.

Also on June 29, 2007, the Company executed a Registration Rights Agreement, which requires the Company to file a Registration Statement registering:

*  all of the shares of Company common stock issuable upon conversion in full of the Preferred Stock;

*  all shares of common stock issuable as dividends on the Preferred Stock assuming all dividend payments are made in shares of common stock and that the Preferred Stock is held for at least three years;

*  all Warrant Shares; and

*  any additional shares of common stock issuable in connection with any anti-dilution provisions of the Preferred Stock or the Warrants.

The Registration Statement must be filed not later than 30 days after the date of the Registration Rights Agreement and be declared effective not later than 90 days after the date thereof (or 120 days in the event of a “full review” by the Securities and Exchange Commission).  In the event that either of these deadlines has not been met, the Company is to pay to each of the Subscribers liquidated damages equal to one percent of the purchase price paid by such holder, increasing to two percent on each monthly anniversary thereafter until such event is cured.

The Company intends to comply fully with its registration obligations under the Registration Rights Agreement.  The Company believes that it will be able to meet the deadlines with respect to the filing date and the effective date, but it can not provide any assurance in this regard.  If the Company were to default on any of its registration obligations, the proceeds available to it under the Purchase Agreement could be substantially reduced.

Item 2.03.  Creation of a Direct Financial Obligation.

See Item 1.01 of this Current Report.

Item 3.02.  Unregistered Sales of Equity Securities

See Item 1.01 of this Current Report.

Upon closing of the above-referenced transactions, we believe that the offer and sale of these securities will be exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Sections 4(2) and 4(6) thereof, and Rule 506 of Regulation D of the Securities and Exchange Commission and from various similar state exemptions.  In connection with the sale of these securities, the Company relied on each of the Subscribers’ written representations that it was either an “accredited investor” as defined in Rule 501(a) of the Securities and Exchange Commission or a “qualified institutional buyer” as defined in Rule 144A(a).   In addition, neither the Company nor anyone acting on its behalf offered or sold these securities by any form of general solicitation or general advertising.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements of Businesses Acquired.

               None; not applicable.

(b)

Pro Forma Financial Information.

               None; not applicable.

          (c) Exhibits.

Exhibit

Number                   Description

3

Articles of Amendment/Certificate of Designation regarding rights and preferences of Preferred Stock

  10.1               Securities Purchase Agreement

  10.2                Registration Rights Agreement

  10.3                Common Stock Purchase Warrant for 1,036,585 shares

  10.4                Common Stock Purchase Warrant for 121,951 shares

  10.5                Common Stock Purchase Warrant for 60,976 shares

  10.6                Common Stock Purchase Warrant for 609,756 shares

Incorporated by Reference.

None; not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIZZARD SOFTWARE CORPORATION

Date:  7-2-07

By /s/ Christopher J. Spencer

Christopher J. Spencer, CEO and President